UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

December 9, 2015

(Date of Report)

December 4, 2015

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100; Raleigh, NC 27609

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 4, 2015, AmericaTowne, Inc. (the “Company”) engaged Direct Transfer, LLC, a Delaware limited liability company and wholly-owned subsidiary of Issuer Direct Corporation, a Delaware corporation, to serve as the Company’s transfer agent.  There were no disagreements with the Company’s prior transfer agent, Action Stock Transfer, Inc.  The Company’s offices will be notifying shareholders of this change through the forwarding of this Form 8-K by electronic means.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: December 9, 2015